UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 6, 2020
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX 78701	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement.
On February 6, 2020, Digital Turbine Media, Inc. (“DT Media”), a wholly-owned subsidiary of Digital Turbine, Inc. (the “Company), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with ACME Mobile, LLC (“ACME”), Mobile Posse, Inc., a wholly-owned subsidiary of ACME (“Mobile Posse”), and certain equityholders of ACME, pursuant to which DT Media would acquire (the “Acquisition”) all of the outstanding capital stock of Mobile Posse in exchange for an estimated total consideration of $66.0 million: (1) $41.5 million in cash to be paid at closing, subject to purchase price adjustments, and (2) an estimated earn-out of $24.5 million, to be paid in cash, based on Mobile Posse achieving certain future target net revenues, less associated revenue shares, over a twelve month period (the “Earn-Out Period”) following the closing of the Acquisition, noting that the earn-out amount is subject to change based on final results and calculation. Under the terms of the earn-out, over the Earn-Out Period, Digital Media would pay ACME a certain percentage of actual net revenues (less associated revenue shares) of Mobile Posse depending on the extent to which Mobile Posse achieves certain target net revenues (less associated revenue shares) for the relevant period. The earn-out payments would be paid every three months with a true-up calculation and payment after the first nine months of the Earn-Out Period.

The Purchase Agreement contains customary representations and warranties, covenants, closing conditions, and indemnification provisions. If the Acquisition does not close by March 16, 2020, under certain specified circumstances the Company would be obligated to pay ACME a $5.0 million termination fee.

The description of the Purchase Agreement provided herein is qualified by reference to the Purchase Agreement, which is attached to this Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement, which were made only for purposes of the Purchase Agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement, are subject to limitations agreed upon by such parties, including being qualified by schedules, may have been made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and are subject to standards of materiality applicable to the parties that may differ from those applicable to others. Others should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.02        Results of Operations and Financial Condition.

On February 10, 2020, the Company issued a press release announcing financial results for the quarter ended December 31, 2019. The text of that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

This Form 8-K and the attached press release contain statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors and risks discussed from time to time in our SEC filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

The attached press release includes non-GAAP financial measures relating to our operations and forecasted outlook. Certain of these non-GAAP terms will be used in our upcoming earnings conference call. In addition, the attached press release includes reconciliations of these GAAP to non-GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from our results should be carefully evaluated.

Item 9.01        Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated February 6, 2020, by and among Digital Turbine Media, Inc., ACME Mobile, LLC, Mobile Posse, Inc., and certain equityholders of ACME Mobile, LLC party thereto
99.1	Press release dated February 10, 2020, as issued by Digital Turbine, Inc. announcing financial results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 10, 2020	Digital Turbine, Inc.

	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President, Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated February 6, 2020, by and among Digital Turbine Media, Inc., ACME Mobile, LLC, Mobile Posse, Inc., and certain equityholders of ACME Mobile, LLC party thereto
99.1	Press release dated February 10, 2020, as issued by Digital Turbine, Inc. announcing financial results